SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 22, 2002


                             PRIME HOSPITALITY CORP.
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             (Exact name of registrant as specified in its charter)

    Delaware                          1-6869                     22-2640625
    ---------                       ----------                   ----------
(State or other                    (Commission                 (IRS Employer
jurisdiction of                    File Number)              Identification No.)
 incorporation)

                700 Route 46 East Fairfield, New Jersey     07004
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             (Address of principal executive offices)   (Zip Code)

                                 (973) 882-1010
                                 ---------------
              (Registrant's telephone number, including area code)


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Item 5. Other Events.
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On July 22, 2002, Prime Hospitality Corp. (the "Company") executed a
$125,000,000 senior revolving credit facility with a syndicate of financial institutions. In connection with the execution of the senior credit facility, the Company also notified its trustee for its 9.25% First Mortgage Notes Due 2006 (the "Notes") that it is calling for redemption all of the Notes on August 21, 2002.



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Item 7. Exhibits.
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     99.1  Press Release, dated July 23, 2002, with respect to the Credit
           Agreement and the redemption of Prime Hospitality Corp.'s 9.25% First Mortgage Notes Due 2006.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        PRIME HOSPITALITY CORP.
                                        (Registrant)

Date: July 31, 2002

                                        By: /s/ Douglas W. Vicari
                                            ------------------------------
                                            Name:  Douglas W. Vicari
                                            Title: Senior Vice President,
                                                   Chief Financial Officer and
                                                   Secretary



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                                  EXHIBIT INDEX

     99.1 Press Release, dated July 23, 2002, with respect to the Credit Agreement and the redemption of Prime Hospitality Corp.'s 9.25% First Mortgage Notes Due 2006.